Events After the End of the Reporting Period	12 Months Ended
Dec. 31, 2022
Text Block [abstract]
Events after the end of the reporting period

E.5	Events after the end of the reporting period
The Group has undertaken a review of the depreciation methodology and asset useful lives for oil and gas properties in accordance with its accounting policies and the accounting standards, considering the scale and diversity of the post-merger portfolio and to ensure alignment with common industry practice.
In assessing useful lives of certain oil and gas assets, these have been approximated by reference to either their proved (1P) or proved plus probable (2P) reserves, which is then used in the units of production depreciation calculation.
From 1 January 2023, upstream oil and conventional gas assets will be depreciated over proved reserves (previously proved plus probable, except for certain assets considered late life). Upstream LNG assets will continue to be depreciated over proved plus probable reserves. Multiproduct assets are assessed on a case-by-case basis and aligned to the most appropriate representation of useful life.
The indicative impact to depreciation expense in 2023 resulting from the change in estimate is expected to be an increase of approximately
$600
million. This is an indicative amount and is based on current forecasts which are subject to assumptions and uncertainties.